                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): January 9, 2007

                               BNS HOLDING , INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                          1-5881                      N/A
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(State or other jurisdiction       (Commission File Number)       (IRS Employer
    of incorporation) No.)                                        Identification

           25 Enterprise Center, Suite 104,
               Middletown, Rhode Island                               02842
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       (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (401) 848-6300

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          (Former name or former address, if changed since last report)

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K

                                BNS HOLDING, INC.

ITEM 8.01 OTHER EVENTS

      On January 9, 2007, BNS Holding, Inc. (the "Registrant") issued a press release which stated that Collins Industries Inc. ("Collins") will close its
Wheeled Coach production facility in Hutchinson, Kansas, and that it plans to move all ambulance production to its main facility in Orlando, Florida by April
30, 2007. The Registrant holds an 80% interest in an entity which owns Collins.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits

            Exhibit Number     Description
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            99.1               Press release dated January 9, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9, 2007                     BNS HOLDING, INC.

                                          By: /s/ Michael Warren
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                                               Name: Michael Warren
                                               Title: President, Chief Executive Officer
                                               and Chief Financial Officer

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                                  EXHIBIT INDEX

            Exhibit No.        Description
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            99.1               Press release dated January 9, 2007.

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